UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 4, 2010

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066
(Address of principal executive offices)	(Zip Code)

(831) 438-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 4, 2010, the Annual Meeting of Stockholders of VirnetX Holding Corporation (the “Company”) was held. At the Annual Meeting, the following proposals were duly adopted by the Company’s stockholders:

1.	To elect the Class III director to serve a three-year term until the 2013 Annual Meeting of Stockholders, until his resignation, or until his successor is duly elected or appointed.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael F. Angelo	16,436,078	41,535	20,644,772

2.	To ratify the appointment of Farber Hass Hurley LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Votes For	Votes Against	Abstain	Broker Non-Votes
36,999,265	25,316	97,804	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRNETX HOLDING CORPORATION

Date: June 9, 2010	By:	/s/ Kendall Larsen
Name: Kendall Larsen
Title: Chief Executive Officer

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